                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement              [_]  Confidential, for Use of the
                                                   Commission Only (as permitted
[X]  Definitive Proxy Statement                    by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                            Eufaula BancCorp, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

   ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies: _______

       _______________________________________________________________________

    2) Aggregate number of securities to which transaction applies: __________

       _______________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       _______________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

       _______________________________________________________________________

    5) Total fee paid: _______________________________________________________

   [_]  Fee paid previously with preliminary materials.

   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    1) Amount Previously Paid: _______________________________________________

       _______________________________________________________________________


    2) Form, Schedule or Registration Statement No.: _________________________

       _______________________________________________________________________


    3) Filing Party: _________________________________________________________


    4) Date Filed: ___________________________________________________________

                            EUFAULA BANCCORP, INC.
                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 17, 2000

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Eufaula BancCorp, Inc. (the "Company"), a Delaware corporation, will be held at the Eufaula Country Club, 2650 Country Club Road, Eufaula, Alabama, on Wednesday, May 17, 2000 at 5:00 p.m., central daylight time, for the following purposes:

     1. To elect the three nominees named in the Proxy Statement as directors to serve for a term of three years and to elect the two nominees named in the Proxy Statement as directors to serve for a term of one year, or until their successors have been elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournments thereof but which is not now anticipated.

     Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on March 29, 2000, will be entitled to notice of and a vote at the annual meeting. Commencing 10 days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at the Company's principal office at 224 East Broad Street, Eufaula, Alabama, during ordinary business hours for any purpose germane to the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY PRIOR TO ANY VOTE TAKEN, OR BY YOUR GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THE VOTING THEREOF.


                         By Order of the Board of Directors


                         /s/ John E. Burns
                         -------------------------------------
April 17, 2000           Secretary

                            EUFAULA BANCCORP, INC.
                               224 BROAD STREET
                            EUFAULA, ALABAMA 36027
                           Telephone: (334) 687-3581

                                PROXY STATEMENT
                    FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement and the accompanying proxy are furnished on or about April 17, 2000, by Eufaula BancCorp, Inc. (the "Company"), to the holders of record of common stock of the Company in connection with the Company's annual meeting of stockholders, and any adjournments thereof, to be held on Wednesday, May 17, 2000, at 5:00 p.m. central daylight time, at the Eufaula Country Club, 2650 Country Club Road, Eufaula, Alabama. The matters to be considered and acted upon, including the election of directors, are described below.

     The Company is a Delaware corporation and is a bank holding company under the Bank Holding Company Act of 1956, as amended. The Company operates two wholly-owned subsidiary banks, Southern Bank of Commerce ("Southern Bank") with offices in Eufaula, Montgomery, Huntsville and Madison, Alabama, and First American Bank of Walton County ("First American"), located in Santa Rosa Beach, Florida, with offices in Freeport, Grayton Beach and Panama City, Florida.

     The board of directors of the Company recommends that you elect the five director-nominees named in this Proxy Statement.

     The enclosed proxy is solicited on behalf of the board of directors of the Company. You may revoke it at any time prior to the voting of such proxy if you give written notice of revocation to the Secretary of the Company, or if you execute and submit a later dated proxy prior to any vote taken, or if you vote in person at the annual meeting. Mere attendance at the meeting by you will not be sufficient to revoke the proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR the director-nominees named herein, and such proxies will also be voted in accordance with the discretion of the proxy holders as to any other matter that may come before the meeting.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. The Company may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals.

Stockholders Eligible to Vote

     This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on March 29, 2000 (the "Record Date"). You will be eligible to vote at the meeting only if you were a stockholder of record as of the Record Date.

     Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board of the Company. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast on any proposal. Such proxies (including proxies marked to withhold authority to vote for a director) will be counted for purposes of determining a quorum at the meeting. A quorum consists of a majority of the shares of Common Stock outstanding.


                 VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     As of the Record Date, the Company had issued and outstanding 2,625,273 shares of Common Stock with approximately 460 stockholders of record. Each such share is entitled to one vote. The Company's profit sharing plan holds 35,485 of these shares for the account of employees of the Company and its subsidiaries. In addition, as of that date, 178,000 shares of Common Stock were subject to issue upon the exercise of options pursuant to the Company's stock option plans. There are currently 5,000,000 shares of Common Stock authorized.

Principal Stockholders

     The following table shows those persons who are known to the Company to be beneficial owners as of the Record Date of more than five percent of the Company's outstanding Common Stock:


                                  Shares of Company Beneficially Owned
                                  ------------------------------------

           Name and Address                  Common Stock                     Percentage of Class Outstanding(1)
           ----------------                  ------------                     -----------------------------------
Robert M. Dixon                               260,221(2)                                    9.91%
Post Office Box 280
Eufaula, Alabama 36072

Michael C. Dixon                              277,150(3)                                   10.56%
Post Office Box 280
Eufaula, Alabama 36072

Greg B. Faison                                178,691(4)                                    6.58%
400 St. Francis Road
Eufaula, Alabama 36027

     (1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both, including the right to acquire beneficial ownership within 60 days. All of the listed persons have sole voting and investment power over the shares listed opposite their names unless otherwise indicated in the notes below. Beneficial Ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. The percentages are based upon 2,625,273 shares of Common Stock outstanding plus for each person listed the number of shares of Company common stock which such person has a right to acquire within 60 days under the Company's stock option plan.

     (2) Includes 14,129 shares owned by Mr. Dixon's wife and 11,535 shares out of a total of 23,071 shares held in the Janice D. Dixon Trust over which Mr. Dixon is co-trustee. See footnote (3).

     (3) Includes 24,591 shares owned by Mr. Dixon's wife, 11,535 shares out of a total of 23,071 shares held in the Janice D. Dixon trust over which Mr. Dixon has voting control as co-trustee, and 15,317 shares held as custodian for his children. See footnote (2).

     (4) Includes 90,000 shares of Common Stock subject to options currently exercisable under the Company's stock option plan.

Security Ownership of Management

     The following table indicates for each director, and director-nominee, certain executive officers, and all executive officers and directors of the Company as a group the number of shares of outstanding Common Stock of the Company beneficially owned on the Record Date.

                           Shares of the Company Beneficially Owned
                           ----------------------------------------

Directors                                 Common Stock                Percentage of Class Outstanding(1)
---------                                 ------------                -----------------------------------
James R. Balkcom, Jr.                       16,440(2)                                  *

Michael C. Dixon                           277,150(3)                              10.56%

Robert M. Dixon                            260,221(4)                               9.91%

Greg B. Faison **                          178,691(5)                               6.58%

James J. Jaxon, Jr.                         23,793                                     *

Janis R. Biggers                             8,970                                     *

Thomas A. Harris                             5,500                                     *

Frank McRight                               18,035                                     *

Burt H. Rowe, Jr.                             121,400(6)                4.62%

Director-Nominees
who are not currently directors
-------------------------------
James A. Faulkner                                 300                    *

William D. Moorer, Jr.                         40,000                   1.52%

Dennis A. Wallace                              10,386                    *

All Executive Officers, Directors and         960,886                  35.38% (7)
Director Nominees as a Group
(9 Persons)


__________________
*Represents less than one percent.

** Chief Executive Officer

     (1) See footnote (1) to the table above at "Principal Stockholders" for a definition of "Beneficial Ownership."

     (2) Includes 2,700 shares held by his wife and 1,165 shares held by his children's charitable trust.

     (3)  See footnote (3) to the table above at "Principal Stockholders."

     (4)  See footnote (2) to the table above at "Principal Stockholders."

     (5)  See footnote (4) to the table above at "Principal Stockholders."

     (6) These shares are held by First Eldorado Bancshares, Inc., of which Mr. Rowe is a controlling shareholder.

     (7) Percentage for the group is calculated by including 90,000 shares as outstanding shares subject to options for Mr. Faison.


                             ELECTION OF DIRECTORS
                        (Proposal 1 on the Proxy Card)

     The Company recommends that the stockholders elect James A. Faulkner, William D. Moorer, Jr. and Dennis A. Wallace, to hold office for a term of three years and James R. Balkcom, Jr. and Burt H. Rowe, Jr. each to serve for a term of one year, or until their successors are elected and qualified. The Company's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire board shall be fixed from time to time by resolutions adopted by the board, but shall not be less than three nor more than fifteen persons. The board has fixed the number at 9.

     On December 22, 1999, the board of directors by resolution expanded the number of permissible members of the board from seven to eight and elected James
R. Balkcom, Jr., as a director to fill the vacancy. Mr. Balkcom was elected to a term expiring in 2001. Also on that date, Robert M. Dixon retired as chairman of the board, but remains as a director. James R. Balkcom, Jr. was elected chairman of the board to succeed Mr. Dixon.

     On January 12, 2000, the board of directors expanded the permissible number of directors from eight to nine and elected Burt H. Rowe, Jr. as a director to fill the vacancy. Mr. Rowe was elected to a term expiring in 2001.

     Janis R. Biggers, Thomas A. Harris and Frank A. McRight, currently directors whose terms expire at the 2000 Annual Meeting, have decided not to seek reelection to the board.

     The Company's Restated Certificate of Incorporation provides for the election of directors to terms of three years, with approximately one-third of the total directors to be elected each year. Hence, three directors will be elected to serve for terms of three years. James R. Balkcom, Jr. and Burt H. Rowe, Jr., who were appointed to the board as described above, will each be elected for a term of one year, so that at the 2001 annual meeting, the terms of three directors will expire.

     Proxies cannot be voted for a number of directors greater than five.

     If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the board of directors may recommend. Company management knows of no reason why any person would be unable to serve as a director.

     Assuming a quorum is present at the meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

     The following table provides certain biographical information about the persons to be elected and about the directors whose terms expire in 2001 and 2002. Executive officers serve at the discretion of the board of directors.

   Name, Age and Year         Position and Offices                 Present and
   Became Director or         Held with the Company            Principal Occupation
   Executive Officer            and Subsidiaries               for Last Five Years
   -----------------            ----------------               -------------------
                         ---------------------------------------------------------------------

               Director-Nominees to be Elected for Terms Expiring in 2003
               ----------------------------------------------------------
James A. Faulkner                     None                     Vice Chairman, Century
55, N/A                                                        South Banks, Inc.

                                                               Dahlonega, Georgia
                                                               since January 2000,
                                                              Vice Chairman and CEO
                                                          December 1997 to January 2000
                                                         and President and CEO April 1993
                                                                to December 19997

William D. Moorer, Jr.       Chairman of the Board,        President, ArkoMetric, LLC,
55, N/A                           Southern Bank            (electronic test measurement
                                                                  and services)
                                                              Atlanta, Georgia, since
                                                                  November 1998;
                                                          President, Moorer & Associates
                                                            (independent consultants)
                                                                 Eufaula, Alabama
                                                           March 1995 to November 1998

Dennis A. Wallace            Chairman of the Board,       Owner, South Bay Ace Hardware
50, N/A                          First American              and Lumber Company, Inc.
                                                            Santa Rosa Beach, Florida

          Director-Nominees to be Elected for Terms Expiring in 2001
          ----------------------------------------------------------

James R. Balkcom, Jr.*       Chairman of the Board,            Chairman, since 1996,
55, 1999                         the Company                   Director since 1996,
                                                                President and  CEO
                                                               (1999 to March 2000),
                                                                PAMECO Corporation,
                                                                 Atlanta, Georgia;
                                                           Director, Century South Banks,
                                                              Inc., Dahlonega, Georgia

Burt H. Rowe, Jr.            Director, the Company             Chairman and President,
62, 2000                                                   First Eldorado Bancshares, Inc.,
                                                                Eldorado, Illinois


                 Remaining Director Whose Term Expires in 2001
                 ---------------------------------------------

Greg B. Faison *             President, CEO, Director,          President, CEO, Director
52, 1988                  the Company; CEO and Director      the Company; CEO and Director
                            Southern Bank; Director,            Southern Bank; Director,
                                First American                       First American

                Remaining Directors Whose Terms Expire in 2002
                ----------------------------------------------

Michael C. Dixon **           Director, the Company            Secretary-Treasurer, Dixon
59, 1988                     Director, First American                Lumber Company,
                                                                    Eufaula, Alabama

Robert M. Dixon **           Director, the Company                  President, Dixon
67, 1988                                                             Lumber Company,
                                                                    Eufaula, Alabama

James J. Jaxon, Jr.          Director, the Company               Mayor, City of Eufaula;
                                                                Owner, J.J. Jaxon Company

52, 1988                  Director, Southern Bank        (Monument Company)
                                                          Eufaula, Alabama

*    Indicates that the director is also an executive officer.

**   Michael C. Dixon and Robert M. Dixon are brothers.

     Of the directors and director-nominees listed above, James R. Balkcom, Jr. serves as a director of PAMECO Corporation and he and James A. Faulkner serve as directors of Century South Banks, Inc., both of which are companies with securities registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     There is an Audit Committee of the Board of Directors presently consisting of Janis Biggers, Chairperson, James J. Jaxon, Jr. and Thomas A. Harris. The Board of Directors has decided that there shall be an audit committee composed of not less than three directors appointed by the board annually or more often, none of whom shall be active officers of the Company, whose duty it shall be to make an examination at least once each year into the affairs of the Company and to report the results of their examination in writing to the board at the next regular meeting. The audit committee may make recommendations to the board of directors or the policy and procedures committee and, with the approval of the board of directors, may employ an independent qualified firm of certified public accountants. The audit committee met once in 1999.

     The compensation committee presently consists of Burt H. Rowe, Jr., chairman, and Michael C. Dixon. This committee will evaluate the performance of the chief executive officer as well as other management personnel, regarding the adequacy of compensation and benefit plans, and makes recommendations to the board regarding the foregoing. This committee did not meet in 1999.

     The executive committee consists of Robert M. Dixon, chairman, James R. Balkcom, Jr., and Gregory B. Faison. This committee also serves as the nominating committee and recommends to the board of directors the persons to be nominated to the board of directors on behalf of the Company. This committee did not meet in 1999.

     During 1999, the board of directors met 12 times. All directors attended 75% or more of these meetings, plus meetings of committees of the board on which they served.


                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, including Form 5s which are filed with the SEC annually.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during 1999 all filings applicable to its officers, directors and greater than ten-percent beneficial owners were made timely.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Certain directors, officers and principal stockholders of the Company and their affiliated interests were customers of and had transactions with the Company's subsidiary banks in the ordinary course of business during the past year; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments by the Company's subsidiary banks, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table presents for the last three fiscal years of the Company the compensation paid to the Chief Executive Officer of the Company. The total annual salary and bonus for 1999 for each of the other executive officers did not exceed $100,000.

                                             Annual Compensation
                                             -------------------
                                                                                      Long Term
                                                                                     Compensation
                                                                                     ------------
                                                                                        Awards
                                                                                        ------
 Name and Principal                                                 Other             Securities
 ------------------                    Salary       Bonus           Annual            Underlying            All other
     Position                 Year      ($)          ($)         Compensation ($)     Options (#)       Compensation ($)(2)
     --------                 ----      ---          ---         ----------------     -----------       -------------------
Gregory B. Faison,            1999      131,250         -0-             0(1)             178,000                9,653
  President and
Chief Executive
    Officer
                              1998      125,000         -0-             0                178,000               11,629

                              1997    $ 116,820     $40,000             0                178,000              $10,780


     (1)  Did not exceed 10 percent of salary and bonus for the applicable year.

     (2) Includes life insurance premiums paid on behalf of Mr. Faison and Company profit sharing plan and stock purchase plan contributions in the respective amounts of $4,353 and $5,300 for 1999, $3,338 and $8,291 for 1998,
and $2,780 and $8,000 for 1997.

Options

     The Company has 361,000 shares of Common Stock currently subject to options. Of these shares, 178,000 are currently exercisable, and the remainder become exercisable once a year in January according to a vesting schedule.

     The following table shows certain information respecting exercised and unexercised options for Common Stock held by the Company's executive officer named above in the Summary Compensation Table.

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                   Number of Securities Underlying
                         Unexercised Options                  Value of Unexercised In-the-Money
                         at December 31, 1999                   Options at December 31, 1999
                         --------------------                   ----------------------------

     Name                    Exercisable/                                Exercisable/
     ----                   Unexercisable                               Unexercisable
                            -------------                               -------------
Gregory B. Faison          75,000/45,000(1)                           $600,000/$360,000

     (1) Mr. Faison holds options to acquire 120,000 shares of Common Stock of the Company; 90,000 of these shares are exercisable as of the date of this Proxy Statement (including 15,000 which became exercisable on January 1, 2000) and the remainder become exercisable at the rate of 15,000 shares on January 1 of each year hereafter through March 31, 2002. These shares reflect a 3 for 2 stock split which took place on November 15, 1997 and a 2 for 1 stock split which took place on December 20, 1996.

Non-Qualified Supplemental Retirement Benefit Agreements

     The Company has entered into a non-qualified supplemental retirement benefit agreement with Greg B. Faison. Pursuant to this agreement, which is fully financed by life insurance, the Company has agreed to pay Mr. Faison a benefit upon his retirement, death or termination of his service as a director of Southern Bank. The benefit paid by the Company to the beneficiaries of Mr. Faison by reason of his death shall be an amount equal to the value of his liability reserve account, if any, at the time of his death. The annual benefit to be paid by reason of his retirement or termination of his service as a director of Southern Bank shall commence at the time of his retirement or age 65 whichever occurs later and shall be an amount determined by a formula that depends upon future events. This benefit will be paid each year for the life of Mr. Faison and is currently projected to be approximately $68,360.00 in the first year with a small increase in that amount thereafter.

     If there is a change of control of the Company and Mr. Faison's service on the board of directors of the Company is subsequently terminated, Mr. Faison shall receive the benefits provided for under the agreement in the event of his retirement as if he had continuously served until retirement. All death benefits under the agreement will continue to be available. A change of control under the agreement is defined as the cumulative transfer of more than 50 percent of the voting stock of the Company from the date of the agreement (July 23, 1996) excluding transfers on account of death, gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Company.

     Michael C. Dixon, Robert M. Dixon, James J. Jaxon, Jr. and Janis R. Biggers, directors of the Company, have similar agreements. The aggregate benefits to be paid to these directors as a group, excluding Mr. Faison, at retirement are approximately $155,842 in the aggregate.

     Mr. Faison is also a party to an endorsement split dollar agreement that will provide a life insurance benefit to his beneficiary in an amount that is projected to be between $430,000 and $850,000 depending upon the time of his death. The Company is the owner and beneficiary of the life insurance policy that is the subject of this agreement and has by endorsement given Mr. Faison the right to designate the beneficiary of 80% of the net-at-risk life insurance portion of that policy. The net-at-risk insurance portion of the policy is defined as the difference between the total death benefit of the policy and the policy's cash surrender value.

Director Compensation.

     The policy of the Company is that the directors of the Company who are not employees of the Company receive a fee of $6,500 annually, plus $300 for each board meeting attended. Members of committees receive fees of $200 for each committee meeting attended. The Board of Directors approved a plan in March 1999 pursuant to which the directors may, in lieu of receiving their director fees in cash, acquire shares of the Company's common stock in cash at the fair market value of such shares. Shares will be acquired by the Company for such directors in open market purchases. No shares have been acquired under this plan.

     In addition, the Company has a stock purchase plan for directors pursuant to which a director may purchase at market value shares of Company Common Stock in $50 monthly increments up to $200 per month. The Company will contribute 50% of each director's monthly contribution for the purpose of purchasing additional shares for such director.

     As described immediately above, certain directors also have supplemental retirement agreements with the Company.

                           PROPOSALS OF STOCKHOLDERS

     Subject to certain rules of the SEC, proposals by shareholders intended to be presented at the Company's 2001 annual meeting of shareholders must be received at the Company's principal executive offices not less than 120 calendar days in advance of April 17, 2001, for inclusion in the proxy or information statement relating to the 2001 annual meeting.

     The Company's bylaws provide that the Company's annual meeting of shareholders shall be held on the third Wednesday of May of each year.


                     STOCKHOLDER NOMINATIONS FOR DIRECTOR

     In addition to the right of the Board of Directors to select nominees for director elections, stockholders may nominate persons to serve as directors by following the procedures set forth in the Company's Restated Certificate of Incorporation. The Restated Certificate of Incorporation provides that in order to make a nomination, the stockholder must be entitled to vote for the election of directors and must provide advance notice to the Company of a proposed nomination. The notice must be provided not less than 14 days nor more than 50 days prior to any meeting of stockholders at which directors are to be elected; and the notice must set forth (i) the name, age, citizenship, business address and residence address of each nominee proposed; (ii) the principal occupation or employment of each nominee for the five years preceding such meeting; (iii) the number of shares of stock of the Corporation which are owned directly or indirectly, by each such nominee; and (iv) all such other information with respect to each such nominee as is required to be disclosed in a proxy statement soliciting votes with respect to the election of directors which complies with the Securities Exchange Act of 1934 and the rules and regulations thereunder.

     The stockholder making the nomination must be present in person or by proxy at the meeting of the stockholders called for the election of directors. The chairman of the meeting has the right to determine whether the stockholder has followed properly the foregoing procedures.

                                 OTHER MATTERS

     The Company does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO ITS STOCKHOLDERS, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE ACCOMPANYING FINANCIAL STATEMENTS AND SCHEDULES, REQUIRED TO BE FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 1999. COPIES OF THE EXHIBITS TO SUCH REPORT WILL ALSO BE AVAILABLE UPON PAYMENT OF A REASONABLE FEE FOR COPYING CHARGES. REQUESTS SHOULD BE MADE TO:

                                 John E. Burns
                            Secretary and Treasurer
                             Eufaula BancCorp, Inc.
                              Post Office Box 1269
                          Eufaula, Alabama 36072-1269
                            Telephone: 334/687-3581

     PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

     YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY PRIOR TO ANY VOTE TAKEN, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.


April 17, 2000
Eufaula, Alabama

                      Solicited by the Board of Directors

                                     PROXY
                                 Common Stock
                            Eufaula BancCorp, Inc.
                        Annual Meeting of Stockholders
                                 May 17, 2000

     The undersigned hereby appoints Greg B. Faison and John E. Burns, and either of them, or such other persons as the board of directors of Eufaula BancCorp, Inc. ("the Company"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of the Company at the annual meeting of stockholders to be held on May 17, 2000 and at any and all adjournments thereof.

     1.   Election of three Directors to serve until 2003:

          James A. Faulkner, William D. Moorer, Jr. and Dennis A. Wallace.

     ( )  FOR all nominees listed except           ( )  WITHHOLD authority to
          as marked to the contrary                     vote for all nominees

     Instruction: To withhold authority to vote for any individual, strike a line through the nominee's name in the above list:

          Election of two Directors to serve until 2001:

          James R. Balkcom, Jr. and Burt H. Rowe, Jr.

     ( )  FOR all nominees listed except           ( )  WITHHOLD authority to
          as marked to the contrary                     vote for all nominees

     Instruction: To withhold authority to vote for any individual, strike a line through the nominee's name in the above list:

     2. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, to vote for the election of any person as a director should any person named in the proxy statement to be elected be unable to serve or for good cause cannot serve and to vote upon matters incident to the conduct of the meeting.

     This proxy is solicited on behalf of the board of directors and will be voted as directed herein. If no direction is given, this proxy will be voted for the five persons named in proposal 1 and in accordance with the discretion of the proxy holders respecting proposal 2.


                                  (TURN OVER)
Please sign and date this proxy.

Dated:                                      ,2000
      --------------------------------------

Phone No:
         -----------------------------------


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(Signature of Stockholder)



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(Signature of Stockholder, if more than one)

     Please sign exactly as your name appears on this proxy. Agents, executors, administrators, guardians and trustees must give full title as such. If shares are held jointly, each stockholder must sign. Corporations should sign by their president or other authorized officer.